Exhibit 10.6

LOCK-UP AGREEMENT
(Global Realty Development Corp.)

July ___, 2007

Halpern Capital Inc.
18851 NE 29th Ave., Fifth Floor
Aventura, Florida 33180
As Representative of the Purchasers

Re:           Global Realty Development Corp.

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to the proposed offering (the “Offering”) by Global Realty Development Corp., a Delaware corporation (the “Company”), of Offering Units (the “Offering Units”) comprised of 12% Senior Promissory Notes (the “Notes”) and the Initial Warrants and Additional Warrants (together, the “Warrants”) to purchase Common Stock of the Company (the “Common Stock”).

  The Offering is governed by a certain Note and Warrant Purchase Agreement dated July ____, 2007 by and between the Company and Halpern Capital Inc. (“HC”), as representative of the several purchasers named therein (the “Representative”).  In order to induce the Representative to act as underwriter for the Offering, each of the undersigned hereby agrees that, except as set forth herein, without the prior written consent of HC during the Lock-Up Period (as defined below), the undersigned shall not, directly or indirectly:

(a)           offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and/or

(b)           establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration.

As used herein, the term “Lock-Up Period” means the earliest of (i) the period beginning on the date of the initial closing (the “Initial Closing”) of the purchase and sale of the Offering Units and ending ninety (90) days after which the registration statement for securities issued in connection with the Offering is declared effective by the Securities and Exchange Commission (the “Effective Date”), or (ii) one (1) year after the Initial Closing, if no registration statement is declared effective as of such date.

As used herein, the term “Relevant Security” means any shares of Common Stock or any other debt, equity, option, warrant or other security or instrument (“Other Securities”) of or binding upon the Company thereof that is convertible into, or exercisable or exchangeable for, shares of Common Stock of the Company or that holds the right to acquire any shares of Common Stock of the Company.

Each of the undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities.

Each of the undersigned hereby further agrees that, without the prior written consent of HC during the Lock-Up Period the undersigned shall not:

(x)           file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security, and/or

(y)           exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

Each of the undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms.  Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof.  Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

Notwithstanding any provision of this Agreement to the contrary, the restrictions contained in this Agreement shall not apply to the resale of any Relevant Security acquired by the undersigned in the public markets subsequent to the Effective Date.  Provided further that, the restrictions contained in this Agreement shall not apply to the sale or transfer by Roy A. Sciacca for up to $4,000,000 of unregistered Common Stock owned or held by Mr. Sciacca in private sales to non-institutional buyers.

It is understood that if the Effective Date does not occur prior to one (1) year after the Initial Closing, then, without further act by or on the part of the Representative, each of the undersigned will be released from his, her or its obligation under this Agreement.

This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the conflicts of laws principles thereof.  This Agreement may be executed by facsimile transmission, and in counterparts, each of which will be deemed an original, and shall be effective as delivery of the original hereof.

Very truly yours,

By:	_________________________________
Robert D. Kohn

By:	_________________________________
Roy A. Sciacca

By:	_________________________________
Aric Gastwirth

By:	_________________________________
Rick Catinella

3